EX-99.B-77Q1(a)

SUB-ITEM 77Q1(a): Material amendments to the registrant’s charter or by-laws.

WADDELL & REED ADVISORS FUNDS

Supplement dated July 9, 2014 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2014

The following replaces the “Portfolio Manager” section for Waddell & Reed Advisors High Income Fund on page 19:

Portfolio Manager

Chad A. Gunther, Vice President of WRIMCO, has managed the Fund since July 2014.

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The following replaces the “The Management of the Funds – Portfolio Management” section for Waddell & Reed Advisors High Income Fund on page 48:

Waddell & Reed Advisors High Income Fund: Chad A. Gunther is primarily responsible for the day-to-day management of Waddell & Reed Advisors High Income Fund and has held his Fund responsibilities since July 2014. Mr. Gunther is Vice President of WRIMCO and IICO and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by WRIMCO and IICO since 2008. Mr. Gunther earned a BS in business administration with an emphasis in economics from the University of Kansas, and an MBA with an emphasis in finance from Washington University/St. Louis Olin Graduate School of Business.

WADDELL & REED ADVISORS FUNDS

Supplement dated July 16, 2014 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated January 31, 2014

All references and information related to William Nelson are deleted in their entirety.

*****

The following is added to the “Portfolio Managers” section that begins on page 76:

The following table provides information relating to Chad A. Gunther as of June 30, 2014:

Chad A. Gunther–High Income Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees***	0	0	0
Assets Managed (in millions)**	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)***	$0	$0	$0
*	Mr. Gunther assumed investment management responsibilities for High Income Fund effective July 9, 2014.
**	This data does not include High Income Fund, since Mr. Gunther was not the portfolio manager of High Income Fund on June 30, 2014.
***	This data does not include Accounts Managed with Performance-Based Advisory Fees, since Mr. Gunther was not the portfolio manager of any of these accounts on June 30, 2014.

*****

The following is added to the two charts for the Waddell & Reed Advisors Fixed Income and Money Market Funds in the “Portfolio Managers – Ownership of Securities” section on pages 82 and 83, respectively:

The following table provides information relating to the portfolio manager of Waddell & Reed Advisors High Income Fund. As of June 30, 2014, the dollar range of shares of the Fund beneficially owned by the portfolio manager is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Fixed Income and Money Market Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Chad A. Gunther	High Income Fund[1]	$0	$0	$100,001 to $500,000

[1]	Mr. Gunther assumed investment management responsibilities for High Income Fund effective July 9, 2014.

With limited exceptions, a portion of the portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by the portfolio manager is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Fixed Income and Money Market Funds	Dollar Range of Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Chad A. Gunther	High Income Fund[2]	$50,001 to $100,000	$50,001 to $100,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Mr. Gunther assumed investment management responsibilities for High Income Fund effective July 9, 2014.

WADDELL & REED ADVISORS FUNDS

Supplement dated August 4, 2014 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2014

and as supplemented July 9, 2014

Portfolio Manager Changes:

The following replaces the “Portfolio Manager” section for Waddell & Reed Advisors Bond Fund on page 6:

Portfolio Managers

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Fund since August 2008, and Susan Regan, Vice President of WRIMCO, has managed the Fund since August 2014.

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The following replaces the “Portfolio Manager” section for Waddell & Reed Advisors Government Securities Fund on page 14:

Portfolio Managers

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Fund since August 2008, and Susan Regan, Vice President of WRIMCO, has managed the Fund since August 2014.

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The following replaces the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund on page 48:

Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund: Mark Otterstrom and Susan Regan are primarily responsible for the day-to-day management of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund. Mr. Otterstrom has held his responsibilities for both Funds since August 2008. Mr. Otterstrom is Senior Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Ms. Regan has held her responsibilities for both Funds since August 2014. She is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Regan joined Waddell & Reed in November 2007 as a fixed-income investment analyst and trader. She was appointed assistant vice president and assistant portfolio manager in January 2010. She earned a BA in economics in May 1984 and an MA in economics in December 1985 from the University of Missouri-Columbia.

WADDELL & REED ADVISORS FUNDS

Supplement dated August 22, 2014 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated January 31, 2014

and as supplemented July 16, 2014

The following replaces the information in the “Portfolio Managers” section on page 77, 78 and 79 for Cynthia P. Prince-Fox, F. Chace Brundige and Sarah C. Ross, respectively:

The following table provides information relating to Cynthia P. Prince-Fox as of June 30, 2014:

Cynthia P. Prince-Fox–Asset Strategy Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	6	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$5,382.5	$0	$82.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Prince-Fox assumed investment co-management responsibilities for Asset Strategy Fund effective August 4, 2014.
**	This data includes Continental Income Fund and Dividend Opportunities Fund (which Ms. Prince-Fox managed until August 4, 2014), but does not include Asset Strategy Fund, since Ms. Prince-Fox was not a co-portfolio manager of Asset Strategy Fund on June 30, 2014.

The following table provides information relating to F. Chace Brundige as of June 30, 2014:

F. Chace Brundige–Asset Strategy Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$1,569.3	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Brundige assumed investment co-management responsibilities for Asset Strategy Fund effective August 4, 2014.
**	This data includes International Growth Fund (which Mr. Brundige managed until August 4, 2014), but does not include Asset Strategy Fund, since Mr. Brundige was not a co-portfolio manager of Asset Strategy Fund on June 30, 2014.

The following table provides information relating to Sarah C. Ross as of June 30, 2014:

Sarah C. Ross–International Growth Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$359.8	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Ross assumed investment management responsibilities for International Growth Fund effective August 4, 2014.
**	This data includes Tax-Managed Equity Fund (which Ms. Ross managed until August 4, 2014), but does not include International Growth Fund, since Ms. Ross was not the manager of International Growth Fund on June 30, 2014.

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The following information is added to the end of the “Portfolio Managers” section for Waddell & Reed Advisors Equity Funds on page 79 for the following portfolio managers:

The following tables provide information relating to each of the following portfolio managers as of June 30, 2014:

Matthew A. Hekman–Continental Income Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Hekman assumed investment management responsibilities for Continental Income Fund effective August 4, 2014.

Christopher J. Parker–Dividend Opportunities Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$605.0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Parker assumed investment management responsibilities for Dividend Opportunities Fund effective August 4, 2014.
**	This data includes other funds in the Fund Complex (which Mr. Parker managed until August 4, 2014), but does not include Dividend Opportunities Fund, since Mr. Parker was not the portfolio manager of Dividend Opportunities Fund on June 30, 2014.

Bradley M. Klapmeyer–Tax-Managed Equity Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Klapmeyer assumed investment management responsibilities for Tax-Managed Equity Fund effective August 4, 2014.

*****

The following information is added to the end of the “Portfolio Managers” section for Waddell & Reed Advisors Fixed Income and Money Market Funds for Susan Regan on page 80:

The following tables provide information relating to Susan Regan as of June 30, 2014:

Susan Regan–Bond Fund*

                        Government Securities Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Regan assumed investment co-management responsibilities for Bond Fund and Government Securities Fund effective August 4, 2014.

*****

The following replaces the information in the two charts for the Waddell & Reed Advisors Equity Funds in the “Portfolio Managers – Ownership of Securities” section for the following portfolio managers on pages 81 and 82, respectively:

As of June 30, 2014, the dollar range of shares beneficially owned by each of the following portfolio managers is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Cynthia P. Prince-Fox	Asset Strategy Fund[1]	$100,001 to $500,000	$10,001 to $50,000	over $1,000,000
F. Chace Brundige	Asset Strategy Fund[2]	$0	$0	$100,001 to $500,000
Sarah C. Ross	International Growth Fund[3]	$0	$0	over $1,000,000

[1]	Ms. Prince-Fox assumed investment co-management responsibilities for Asset Strategy Fund effective August 4, 2014.
[2]	Mr. Brundige assumed investment co-management responsibilities for Asset Strategy Fund effective August 4, 2014.
[3]	Ms. Ross assumed investment management responsibilities for International Growth Fund effective August 4, 2014.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by each of the following portfolio managers is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Cynthia P. Prince-Fox	Asset Strategy Fund[2]	$0	$500,001 to $1,000,000
F. Chace Brundige	Asset Strategy Fund[3]	$0	$500,001 to $1,000,000
Sarah C. Ross	International Growth Fund[4]	$0	$100,001 to $500,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Ms. Prince-Fox assumed investment co-management responsibilities for Asset Strategy Fund effective August 4, 2014.
[3]	Mr. Brundige assumed investment co-management responsibilities for Asset Strategy Fund effective August 4, 2014.
[4]	Ms. Ross assumed investment management responsibilities for International Growth Fund effective August 4, 2014.

*****

The following information is added to the two charts for the Waddell & Reed Advisors Equity Funds in the “Portfolio Managers – Ownership of Securities” section for the following portfolio managers on pages 81 and 82, respectively:

As of June 30, 2014, the dollar range of shares beneficially owned by each of the following portfolio managers is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Matthew A. Hekman	Continental Income Fund[4]	$10,001 to $50,000	$0	$100,001 to $500,000
Christopher J. Parker	Dividend Opportunities Fund[5]	$0	$0	$100,001 to $500,000
Bradley M. Klapmeyer	Tax-Managed Equity Fund[6]	$0	$0	$100,001 to $500,000

[4]	Mr. Hekman assumed investment management responsibilities for Continental Income Fund effective August 4, 2014.
[5]	Mr. Parker assumed investment management responsibilities for Dividend Opportunities Fund effective August 4, 2014.
[6]	Mr. Klapmeyer assumed investment management responsibilities for Tax-Managed Equity Fund effective August 4, 2014.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by each of the following portfolio managers is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Matthew A. Hekman	Continental Income Fund[5]	$0	$0
Christopher J. Parker	Dividend Opportunities Fund[6]	$0	$0
Bradley M. Klapmeyer	Tax-Managed Equity Fund[7]	$0	$0

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[5]	Mr. Hekman assumed investment management responsibilities for Continental Income Fund effective August 4, 2014.
[6]	Mr. Parker assumed investment management responsibilities for Dividend Opportunities Fund effective August 4, 2014.
[7]	Mr. Klapmeyer assumed investment management responsibilities for Tax-Managed Equity Fund effective August 4, 2014.

*****

The following information is added to the two charts for the Waddell & Reed Advisors Fixed Income and Money Market Funds in the “Portfolio Managers – Ownership of Securities” section for Susan Regan on pages 82 and 83, respectively:

As of June 30, 2014, the dollar range of shares beneficially owned by Susan Regan is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Fixed Income and Money Market Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Susan Regan	Bond Fund[1]	$10,001 to $50,000	$0	$100,001 to $500,000
	Government Securities Fund[1]	$0	NA

[1]	Ms. Regan assumed investment co-management responsibilities for Bond Fund and Government Securities Fund effective August 4, 2014.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by the following portfolio manager is:

Manager	Fund(s) Managed in Waddell & Reed Advisors Fixed Income and Money Market Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Susan Regan	Bond Fund[2]	$0	$0
	Government Securities Fund[2]	$0

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Ms. Regan assumed investment co-management responsibilities for Bond Fund and Government Securities Fund effective August 4, 2014.